UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OWL ROCK CORE INCOME CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Subject Line: Vote Now! OWL ROCK CORE INCOME CORP. Annual Meeting Your Vote Counts! OWL ROCK CORE INCOME CORP. 2022 Annual Meeting June 29, 2022 Vote Now! As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Vote Common Shares by: June 28, 2022 Control Number: 0123456789012345 Ways to Vote Go to ProxyVote.com Call 1-800-690-6903

This email represents the following share(s): OWL ROCK CORE INCOME CORP. 123,456,789,012.00000 OWL ROCK CORE INCOME CORP. 123,456,789,012.00000 OWL ROCK CORE INCOME CORP. 123,456,789,012.00000 OWL ROCK CORE INCOME CORP. 123,456,789,012.00000 OWL ROCK CORE INCOME CORP. 123,456,789,012.00000 OWL ROCK CORE INCOME CORP. 123,456,789,012.00000 OWL ROCK CORE INCOME CORP. 123,456,789,012.00000 OWL ROCK CORE INCOME CORP. 123,456,789,012.00000 Important Materials: Proxy Statement 10-K Report Attend the Virtual Meeting Attend the Meeting For holders as of April 22, 2022 Why Should I Vote? Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares. (c) 1997-2022 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement